EXHIBIT (n)(1)(b)

Schedule A

Schedule of Share Classes and Annual 12b-1 Distribution and Service Fees for Retail Funds

(as a % of average daily net assets)

Dated: October 5, 2026

	A	C	I	Advisers	R(1)	R6	U	W
Eaton Vance Growth Trust
Eaton Vance All Asset Strategy Fund (fka Eaton Vance RBA All Asset Strategy Fund)	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Focused Growth Fund	0.25	1.00	None	N/A	N/A	None	N/A	N/A
Eaton Vance Atlanta Capital Select Equity Fund	0.25	1.00	None	N/A	N/A	None	N/A	N/A
Eaton Vance Atlanta Capital SMID-Cap Fund	0.25	1.00	None	N/A	0.75	None	N/A	N/A
Eaton Vance China Equity Fund (fka Eaton Vance Greater China Growth Fund)	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Equity Strategy Fund (fka Eaton Vance RBA Equity Strategy Fund)	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Focused Growth Opportunities Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Focused Value Opportunities Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Worldwide Health Sciences Fund	0.25	1.00	None	N/A	0.75	N/A	N/A	N/A

Eaton Vance Investment Trust (2)
Eaton Vance National Ultra-Short Municipal Income Fund	0.25	N/A	None	0.25	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Municipal Opportunities Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Limited Maturity Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust (3)
Eaton Vance Arizona Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance California Municipal Opportunities Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Connecticut Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Georgia Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Maryland Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Minnesota Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Missouri Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Municipal Opportunities Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance New Jersey Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance New York Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance North Carolina Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Ohio Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Oregon Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance South Carolina Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Virginia Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust II (3)
Eaton Vance High Yield Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	None
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Parametric TABS Intermediate-Term Municipal Bond Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Parametric TABS Short-Term Municipal Bond Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Diversified Currency Income Fund (fka Eaton Vance Global Sovereign Opportunities Fund)	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Emerging and Frontier Countries Equity Fund	0.25	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Emerging Markets Local Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Floating-Rate Advantage Fund	0.25	0.75	None	0.25	N/A	None	N/A	N/A
Eaton Vance Floating-Rate Fund	0.25	1.00	None	0.25	N/A	None	N/A	N/A
Eaton Vance Floating-Rate & High Income Fund	0.25	1.00	None	0.25	N/A	None	N/A	N/A
Eaton Vance Global Equity Income Fund (fka Eaton Vance Tax-Managed Global Dividend Income Fund)	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Global Income Builder Fund	0.25	1.00	None	N/A	0.75	N/A	N/A	N/A
Eaton Vance Global Macro Absolute Return Advantage Fund	0.25	1.00	None	N/A	0.75	None	N/A	N/A
Eaton Vance Global Macro Absolute Return Fund	0.25	1.00	None	N/A	0.75	None	N/A	N/A
Eaton Vance Government Opportunities Fund	0.25	1.00	None	N/A	0.75	N/A	N/A	N/A
Eaton Vance High Income Opportunities Fund	0.25	1.00	None	N/A	N/A	None	N/A	N/A
Eaton Vance Multi-Asset Credit Fund	0.25	1.00	None	N/A	N/A	None	N/A	N/A
Eaton Vance Short Duration Government Income Fund	0.25	0.85	None	0.25	N/A	N/A	N/A	N/A
Eaton Vance Short Duration High Income Fund	0.25	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Strategic Income Fund	0.25	1.00	None	N/A	0.75	N/A	N/A	N/A

	A	C	I	Advisers	R(1)	R6	U	W
Eaton Vance Mutual Funds Trust (continued)
Eaton Vance Stock Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Equity Asset Allocation Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.1	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.2	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Multi-Cap Growth Fund	0.25	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Value Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Total Return Bond Fund	0.25	1.00	None	N/A	N/A	None	N/A	N/A
Parametric Commodity Strategy Fund	0.25	N/A	None	N/A	N/A	N/A	N/A	N/A
Parametric Emerging Markets Fund	0.25	1.00	None	N/A	N/A	None	N/A	N/A
Parametric International Equity Fund	0.25	N/A	None	N/A	0.75	None	N/A	N/A
Parametric Volatility Risk Premium – Defensive Fund	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A

Eaton Vance Series Fund, Inc.(4)
Eaton Vance Emerging Markets Debt Opportunities Fund	0.25	N/A	None	N/A	N/A	None	N/A	N/A

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	0.25	1.00	None	N/A	0.75	None	N/A	N/A
Parametric Tax-Managed Emerging Markets Fund	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	0.25	1.00	None	N/A	0.75	None	N/A	N/A
Eaton Vance Core Bond Fund	0.25	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Dividend Builder Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Growth Fund	0.25	1.00	None	N/A	0.75	None	N/A	N/A
Eaton Vance India Fund (fka Eaton Vance Greater India Fund)	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Value Fund	0.25	1.00	None	N/A	0.75	None	N/A	N/A
Eaton Vance Short Duration Inflation-Protected Income Fund	0.25	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Fund	0.25	1.00	None	N/A	0.75	N/A	N/A	N/A

(1)	The distribution plan for Class R shares authorizes distribution and service fee payments of up to 0.75% annually. The Fund’s Board of Trustees has authorized distribution and service fees equal to 0.50% annually.

(2)	The distribution plans for Class A and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually. The Funds’ Board of Trustees has authorized distribution and service fees of 0.15% annually.

(3)	The distribution plans for Class A and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually. The Funds’ (except the Eaton Vance California and Municipal Opportunities Funds, the Eaton Vance National and High Yield Municipal Income Funds, the Parametric TABS 1-to-10 and 5-to-15 Year Laddered Municipal Bond Funds and the Parametric TABS Intermediate-Term and Short-Term Municipal Bond Funds) Board of Trustees has authorized distribution and service fees of 0.20% annually.

(4)	Although a Maryland corporation, Eaton Vance Series Fund, Inc. (the “Corporation”) is referred to herein as “Trust” for convenience. References in the Plan to Trustees are deemed to refer to the Directors of the Corporation.

In addition, each Fund is authorized to offer Class T shares subject to the Class T Distribution Plan. Pursuant to the Class T Distribution Plan, Funds are authorized to pay distribution fees of 0.25% annually.

Schedule of Share Classes and Annual 12b-1 Distribution and Service Fees for Variable Funds

(as a % of average daily net assets) (1)

	Classes
Eaton Vance Variable Trust (Variable Trust)	Initial	ADV	Institutional
Eaton Vance VT Floating-Rate Fund	0.25	None	None

(1)	As described in the Fund’s registration statement, the Fund also makes payments under a Shareholder Servicing Plan for Initial Class and ADV Class of up to 0.25% of average daily net assets.